Exhibit 10.1

EXECUTION COPY

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

among

PEABODY ENERGY CORPORATION

as the Borrower,

the other Grantors party hereto,

CITIBANK, N.A.,

as Senior Representative for the

First Lien Credit Agreement Secured Parties,

U.S. BANK NATIONAL ASSOCIATION,

as the Second Priority Representative for the

Second Lien Indenture Secured Parties

and

each additional Representative from time to time party hereto dated as of March 16, 2015

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of March 16, 2015 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the other Grantors (as defined below) party hereto, CITIBANK, N.A., as Representative for the First Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), U.S. BANK NATIONAL ASSOCIATION, as Representative for the Second Lien Indenture Secured Parties (in such capacity and together with its successors in such capacity, the “Second Lien Collateral Agent”), and each additional Second Priority Representative and Senior Representative that from time to time becomes a party hereto pursuant to Section 8.09.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First Lien Collateral Agent (for itself and on behalf of the First Lien Credit Agreement Secured Parties), the Second Lien Collateral Agent (for itself and on behalf of the Second Lien Indenture Secured Parties), each additional Senior Representative (for itself and on behalf of the Additional Senior Debt Parties under the applicable Additional Senior Debt Facility) and each additional Second Priority Representative (for itself and on behalf of the Second Priority Debt Parties under the applicable Second Priority Debt Facility) agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the First Lien Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional Second Priority Debt” means any Indebtedness (including any Junior Lien Obligations) that is incurred, issued or guaranteed by the Borrower and/or any Guarantor (other than Indebtedness constituting Second Lien Indenture Obligations), which Indebtedness and guarantees are secured by the Second Priority Collateral (or any portion thereof) for which the applicable Additional Second Priority Debt Documents provide that such Indebtedness and guarantees are to be secured by such Second Priority Collateral on a subordinate or junior basis to the Senior Debt Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Second Priority Debt Document and (ii) unless already a party with respect to that series of Additional Second Priority Debt, the Representative for the holders of such Indebtedness shall have (A) become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) become a party to the Second Priority Pari Passu Intercreditor Agreement or Junior Lien Intercreditor Agreement, as applicable, pursuant to, and by satisfying the conditions set forth therein; provided further that, if such Indebtedness will be the initial Additional Second Priority Debt incurred by the Borrower, then the Guarantors, the Second Lien Collateral Agent and the Representative for such Indebtedness shall have executed and delivered the Second Priority Pari Passu Intercreditor Agreement or Junior Lien Intercreditor Agreement. Additional Senior Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Guarantors issued in exchange therefor. The requirements of clause (i) above shall be tested only as of (x) the date of execution of such Joinder Agreement, if pursuant to a commitment entered into at the time of such Joinder Agreement and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment. For the avoidance of doubt, notwithstanding the reference to “second priority” in this Additional Second Priority Debt definition, as used in this Agreement, this definition includes both Second Lien Obligations and Junior Lien Obligations.

“Additional Second Priority Debt Documents” means, with respect to any series, issue or class of Additional Second Priority Debt, the loan agreements, the promissory notes, indentures, the Second Priority Collateral Documents or other operative agreements evidencing or governing such Indebtedness.

“Additional Second Priority Debt Facility” means each indenture, loan agreement or other governing agreement with respect to any Additional Second Priority Debt.

“Additional Second Priority Debt Obligations” means, with respect to any series, issue or class of Additional Second Priority Debt, all amounts owing pursuant to the terms of such Additional Second Priority Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest (including interest that accrues after the commencement of a Bankruptcy Case, regardless of whether such interest is an allowed claim under such Bankruptcy Case), letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor under any Additional Second Priority Debt Document.

“Additional Second Priority Debt Parties” means, with respect to any series, issue or class of Additional Second Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any other Grantor under any related Additional Second Priority Debt Documents.

“Additional Senior Debt” means any Indebtedness that is incurred, issued or guaranteed by the Borrower and/or any Guarantor (other than Indebtedness constituting First Lien Credit Agreement Obligations) which Indebtedness and Guarantees are secured by the Senior Collateral (or a portion thereof) on a pari passu basis with the First Lien Credit Agreement Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Second Priority Debt Document and (ii) unless already a party with respect to that series of Additional Senior Debt, the Representative for the holders of such Indebtedness shall have (A) executed and delivered this Agreement as of the date hereof or become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) become a party to the First Lien Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 5.13 thereof; provided further that, if such Indebtedness will be the initial Additional Senior Debt incurred by the Borrower, then the Guarantors, the First Lien Collateral Agent and the Representative for such Indebtedness shall have executed and delivered the First Lien Intercreditor Agreement. Additional Senior Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Guarantors issued in exchange therefor. The requirements of clause (i) above shall be tested only as of (x) the date of execution of such Joinder Agreement, if pursuant to a commitment entered into at the time of such Joinder Agreement and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment.

“Additional Senior Debt Documents” means, with respect to any series, issue or class of Additional Senior Debt, the loan agreements, the promissory notes, indentures, the Senior Collateral Documents or other operative agreements evidencing or governing such Indebtedness.

“Additional Senior Debt Facility” means each indenture, loan agreement or other governing agreement with respect to any Additional Senior Debt.

“Additional Senior Debt Obligations” means, with respect to any series, issue or class of Additional Senior Debt, all amounts owing pursuant to the terms of such Additional Senior Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest (including interest that accrues after the commencement of a Bankruptcy Case, regardless of whether such interest is an allowed claim under such Bankruptcy Case), letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor under any Additional Senior Debt Document.

“Additional Senior Debt Parties” means, with respect to any series, issue or class of Additional Senior Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any Guarantor under any related Additional Senior Debt Documents.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.

“Bankruptcy Code” means Title 11 of the United States Code, as amended or any similar federal or state law for the relief of debtors.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Class Debt” has the meaning assigned to such term in Section 8.09.

“Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Class Debt Representatives” has the meaning assigned to such term in Section 8.09.

“Collateral” means the Senior Collateral and the Second Priority Collateral.

“Collateral Documents” means the Senior Collateral Documents and the Second Priority Collateral Documents.

“Commission” means the United States Securities and Exchange Commission and any successor agency thereto.

“Debt Facility” means any Senior Facility and any Second Priority Debt Facility.

“Designated Second Priority Representative” means (i) the Second Lien Collateral Agent, until such time as the Second Lien Indenture ceases to be the only Second Priority Debt Facility under this Agreement and (ii) thereafter, the Second Lien Collateral Agent or such other replacement Second Priority Representative designated by the Borrower and/or such other replacement Second Priority Representative in a written notice to the Designated Senior Representative as the “Designated Second Priority Representative” for purposes hereof in accordance with the terms of any Second Priority Pari Passu Intercreditor Agreement and/or Junior Lien Intercreditor Agreement, as applicable.

“Designated Senior Representative” means (i) if at any time there is only one Senior Representative for a Senior Facility with respect to which the Discharge of Senior Obligations has not occurred, such Senior Representative and (ii) at any time when clause (i) does not apply, the Applicable Authorized Representative (as defined in the First Lien Intercreditor Agreement) at such time.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge” means, with respect to any Shared Collateral and any Debt Facility, the date on which such Debt Facility and the Senior Obligations or Second Priority Debt Obligations thereunder, as the case may be, are no longer secured by and no longer required to be secured by such Shared Collateral pursuant to the terms of the documentation governing such Debt Facility. The term “Discharged” shall have a corresponding meaning.

“Discharge of First Lien Credit Agreement Obligations” means, the Discharge of the First Lien Credit Agreement Obligations with respect to Shared Collateral; provided that the Discharge of First Lien Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such First Lien Credit Agreement Obligations with an Additional Senior Debt Facility secured by such Shared Collateral under one or more Additional Senior Debt Documents which has been designated in writing by the First Lien Collateral Agent (under the First Lien Credit Agreement so Refinanced) to the Designated Senior Representative as the “First Lien Credit Agreement” for purposes of this Agreement.

“Discharge of Senior Obligations” means the date on which the Discharge of First Lien Credit Agreement Obligations and the Discharge of all Additional Senior Debt Obligations has occurred.

“First Lien Cap” means, on any date of determination, the sum of (a) the greater of (i) $3,000,000,000 less the aggregate amount of Senior Obligations prepaid, defeased or retired with the proceeds from any Sale and Lease-Back Transaction, as defined in, and in accordance with, Section 4.10 of the Second Lien Indenture, (ii) 2.50 multiplied by the Consolidated EBITDA (as defined in the Second Lien Indenture as in effect on the date hereof unless modified in a manner that increases the First Lien Cap) as of the last day of the most recently ended period of four consecutive fiscal quarters prior to such date of determination for which financial statements were filed by the Borrower with the Commission and (iii) 25% of Consolidated Net Tangible Assets (as defined in the Second Lien Indenture as in effect on the date hereof unless modified in a manner that increases the First Lien Cap) on the date of such determination and (b) all obligations permitted to be incurred under clause (bb) of the definition of “Permitted Liens” as in effect on the date hereof (unless modified in a manner that increases the First Lien Cap) in the Second Lien Indenture that are not Second Lien Indenture Obligations.

“First Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor Collateral Agent under the First Lien Credit Agreement.

“First Lien Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of September 24, 2013, among the Borrower, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, the First Lien Collateral Agent and the other parties thereto, as amended by the Omnibus Amendment Agreement dated as of February 5, 2015 among the Borrower, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, the First Lien Collateral Agent and the other parties thereto and as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and, subject to Section 8.10, shall include any Refinanced First Lien Credit Agreement identified by the Borrower in writing as the First Lien Credit Agreement.

“First Lien Credit Agreement Loan Documents” means the First Lien Credit Agreement and the other “Loan Documents” as defined in the First Lien Credit Agreement.

“First Lien Credit Agreement Obligations” means the “Secured Obligations” as defined in the First Lien Credit Agreement; provided, that if, as of the date of the incurrence of any Additional Senior Debt, the sum of: (1) the aggregate principal amount of Loans of the Borrower then outstanding under the First Lien Credit Agreement; plus (2) unreimbursed amounts in respect of Letters of Credit under the First Lien Credit Agreement, is in excess of the sum of (x) the First Lien Cap plus (y) the amount of any premium on any Indebtedness under the First Lien Credit Agreement in connection with any Refinancing, extension, renewal, restatement, refunding or replacement thereof, plus fees and expenses incurred in connection therewith, (the “Total First Lien Cap Amount”), then only that portion of such Indebtedness and such unreimbursed amounts in respect of Letters of Credit (on a pro rata basis based on the aggregate outstanding principal amount of such Indebtedness and face amount of Letters of Credit not reimbursed) that does not exceed the Total First Lien Cap Amount shall be included in First Lien Credit Agreement Obligations. For the avoidance of doubt, Cash Management Obligations and Swap Obligations shall not be subject to the Total First Lien Cap Amount.

“First Lien Credit Agreement Secured Parties” means the “Secured Parties” as defined in the First Lien Credit Agreement.

“First Lien Intercreditor Agreement” has the meaning assigned to the term “Pari-Passu Intercreditor Agreement” in the First Lien Credit Agreement.

“Grantors” means the Borrower, the other Guarantors and each of their respective Subsidiaries which has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations. The Grantors existing on the date hereof are listed on the signature pages hereto as Grantors.

“Guarantors” has the meaning assigned to such term in the First Lien Credit Agreement.

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” means a supplement to this Agreement in substantially the form of Annex II or Annex III hereof.

“Junior Lien Intercreditor Agreement” has the meaning assigned to such term in the Second Lien Indenture.

“Junior Lien Obligations” has the meaning assigned to such term in the Second Lien Indenture.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capitalized lease having substantially the same economic effect as any of the foregoing).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Officer’s Certificate” has the meaning provided to such term in Section 8.08.

“Permitted Refinancing Increase” means, with respect to the Refinancing of any Indebtedness, an amount equal to (a) any premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such Refinancing, (b) any unpaid accrued interest on the Indebtedness being Refinanced, (c) any existing commitments unutilized under the Indebtedness being Refinanced and (d) any amount by which the original principal amount of any Indebtedness has been repaid.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Senior Debt Documents or the Second Priority Debt Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Proceeds” means the proceeds of any sale, collection or other liquidation of Shared Collateral and any payment or distribution made in respect of Shared Collateral in a Bankruptcy Case and any amounts received by any Senior Representative or any Senior Secured Party from a Second Priority Debt Party in respect of Shared Collateral pursuant to this Agreement.

“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part along with any Permitted Refinancing Increase), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including, in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the Commission.

“Representatives” means the Senior Representatives and the Second Priority Representatives.

“Second Lien Indenture” means that certain Indenture dated as of the date hereof among the Borrower, the Guarantors and U.S. Bank National Association, as trustee and collateral agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and, subject to Section 8.10, shall include any Refinanced Indenture identified by the Borrower in writing as the Second Lien Indenture.

“Second Lien Indenture Documents” means the Second Lien Indenture and the “Security Documents” as defined in the Second Lien Indenture.

“Second Lien Indenture Obligations” means the Indebtedness incurred and Obligations under (as defined in the Second Lien Indenture) the Second Lien Indenture.

“Second Lien Indenture Secured Parties” means the holders of Second Lien Indenture Obligations, the Second Lien Collateral Agent and the trustee under the Second Lien Indenture.

“Second Lien Obligations” has the meaning assigned to such term in the Second Lien Indenture.

“Second Lien Security Agreement” means the “Security Agreement” as defined in the Second Lien Indenture.

“Second Priority Class Debt” has the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Second Priority Collateral” means any “Collateral” as defined in any Second Lien Indenture Document or any other Second Priority Debt Document and any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation.

“Second Priority Collateral Documents” means the Second Lien Security Agreement and the other “Security Documents” as defined in the Second Lien Indenture and each of the collateral agreements, security agreements, mortgages, deeds of trust and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any Second Priority Debt Obligation.

“Second Priority Debt” means any Second Lien Indenture Obligations and any Additional Second Priority Debt.

“Second Priority Debt Documents” means the Second Lien Indenture Documents and any Additional Second Priority Debt Documents.

“Second Priority Debt Facilities” means the Second Lien Indenture and any Additional Second Priority Debt Facilities.

“Second Priority Debt Obligations” means the Second Lien Indenture Obligations and any Additional Second Priority Debt Obligations.

“Second Priority Debt Parties” means the Second Lien Indenture Secured Parties and any Additional Second Priority Debt Parties.

“Second Priority Enforcement Date” means, with respect to any Second Priority Representative, the date which is 180 days after the occurrence of both (i) an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) and (ii) the Designated Senior Representative’s and each other Representative’s receipt of written notice from such Second Priority Representative that (x) such Second Priority Representative is the Designated Second Priority Representative and that an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) has occurred and is continuing and (y) the Second Priority Debt Obligations of the series with respect to which such Second Priority Representative is the Second Priority Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Priority Debt Document; provided that the Second Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the Designated Senior Representative has commenced and is diligently pursuing any enforcement action with respect to all or any material portion of the Shared Collateral (with prompt written notice of the commencement of such action to be given to such Second Priority Representative) or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of Second Priority Debt Parties under Second Priority Collateral Documents.

“Second Priority Pari Passu Intercreditor Agreement” has the meaning assigned to the term “Pari Passu Intercreditor Agreement” in the Second Lien Indenture.

“Second Priority Representative” means (i) in the case of the Second Lien Indenture Obligations or the Second Lien Indenture Secured Parties, the Second Lien Collateral Agent and (ii) in the case of any Second Priority Debt Facility incurred after the date hereof and the Second Priority Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Second Priority Debt Facility that is named as the Representative in respect of such Second Priority Debt Facility in the applicable Joinder Agreement.

“Secured Obligations” means the Senior Obligations and the Second Priority Debt Obligations.

“Secured Parties” means the Senior Secured Parties and the Second Priority Debt Parties.

“Senior Class Debt” has the meaning assigned to such term in Section 8.09.

“Senior Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Senior Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Senior Collateral” means any “Collateral” as defined in any First Lien Credit Agreement Loan Document or any other Senior Debt Document and any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a Senior Collateral Document as security for any Senior Obligations.

“Senior Collateral Documents” means the “Security Documents” as defined in the First Lien Credit Agreement, the First Lien Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the collateral agreements, security agreements, mortgages, deeds of trust and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any Senior Obligation.

“Senior Debt Documents” means the First Lien Credit Agreement Loan Documents and any Additional Senior Debt Documents.

“Senior Facilities” means the First Lien Credit Agreement and any Additional Senior Debt Facilities.

“Senior Lien” means the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.

“Senior Obligations” means the First Lien Credit Agreement Obligations and any Additional Senior Debt Obligations.

“Senior Representative” means (i) in the case of any First Lien Credit Agreement Obligations or the First Lien Credit Agreement Secured Parties, the First Lien Collateral Agent and (ii) in the case of any Additional Senior Debt Facility and the Additional Senior Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Debt Facility that is named as the Representative in respect of such Additional Senior Debt Facility hereunder or in the applicable Joinder Agreement.

“Senior Secured Parties” means the First Lien Credit Agreement Secured Parties and any Additional Senior Debt Parties.

“Shared Collateral” means, at any time, Collateral in which the holders of Senior Obligations under at least one Senior Facility and the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Facilities, are deemed pursuant to Article II to hold a security interest). If, at any time, any portion of the Senior Collateral under one or more Senior Facilities does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such Senior Collateral shall constitute Shared Collateral only with respect to the Second Priority Debt Facilities for which it constitutes Second Priority Collateral and shall not constitute Shared Collateral for any Second Priority Debt Facility which does not have a security interest in such Collateral at such time.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Total First Lien Cap Amount” has the meaning assigned to such term in the definition of First Lien Credit Agreement Obligations.

“Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive. Any references to the Second Lien Collateral Agent and the trustee under the Second Lien Indenture means such entity as “collateral agent” or “trustee”, as applicable, under the Second Lien Indenture and/or the other Second Lien Indenture Documents, and not in any other capacity, including their respective individual capacities.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01. Subordination.

(a) Notwithstanding the date, time, manner, method or order of filing or recordation of any document or instrument or of grant, attachment or perfection of any Liens granted to any Second Priority Representative or any Second Priority Debt Parties on the Shared Collateral or of any Liens granted to any Senior Representative or any other Senior Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Second Priority Debt Document or any Senior Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing any Senior Obligations now or hereafter held by or on behalf of any Senior Representative or any other Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing any Second Priority Debt Obligations and (b) any Lien on the Shared Collateral securing any Second Priority Debt Obligations now or hereafter held by or on behalf of any Second Priority Representative, any Second Priority Debt Parties or any Second Priority Representative or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any Senior Obligations. All Liens on the Shared Collateral securing any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second Priority Debt Obligations for all purposes, whether or not such Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of the Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

SECTION 2.02. Nature of Senior Lender Claims. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that, in accordance with the provisions of the Senior Debt Documents (a) a portion of the Senior Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Debt Documents and the Senior Obligations may be amended, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Debt Parties and without affecting the provisions hereof. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, supplement or other modification, or any Refinancing, of either the Senior Obligations or the Second Priority Debt Obligations, or any portion thereof. As between the Borrower and the other Grantors and the Second Priority Debt Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Borrower and the Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional Senior Obligations.

SECTION 2.03. Prohibition on Contesting Liens . Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Senior Obligations held (or purported to be held) by or on behalf of any Senior Representative or any of the other Senior Secured Parties or other agent or trustee therefor in any Senior Collateral, and each Senior Representative, for itself and on behalf of each Senior Secured Party under its Senior Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Second Priority Debt Obligations held (or purported to be held) by or on behalf of any Second Priority Representative or any of the Second Priority Debt Parties in the Second Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Debt Documents.

SECTION 2.04. No Other Liens, Rights or Remedies.

(a) The parties hereto agree that, so long as the Discharge of Senior Obligations has not occurred, none of the Grantors shall, or shall permit any of its subsidiaries to, grant or permit any Lien on any asset to secure any Second Priority Debt Obligation and no Second Priority Debt Party shall hold any Lien on any asset to secure any Second Priority Debt Obligation, unless such Grantor has granted, or concurrently therewith grants, a senior priority Lien on such asset to secure the Senior Obligations. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any Senior Representative or any other Senior Secured Party, each Second Priority Representative agrees, for itself and on behalf of the other Second Priority Debt Parties, that (i) each Second Priority Representative and the other Second Priority Debt Parties shall be deemed to hold and have held such Lien for the benefit of each of the Senior Priority Representatives and the other Senior Secured Parties and (ii) any amounts received by or distributed to any Second Priority Debt Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Section 4.02.

(b) To the extent any of the Grantors or any of their respective subsidiaries grants or permits a Second Priority Representative or any other Second Priority Debt Party any right or remedy with respect to the Shared Collateral that has not also been granted or permitted to the Senior Representative or any other Senior Secured Party, each Second Priority Representative agrees, for itself and on behalf of the other Second Priority Debt Parties, that (i) such Second Priority Representative shall be required to exercise such right or remedy at the direction of the Designated Senior Representative and (ii) any exercise of such right or remedy by such Second Priority Representative shall be for the benefit of the Senior Representatives and the other Senior Secured Parties pursuant to and in accordance with the terms of this Agreement.

SECTION 2.05. Perfection of Liens. Except for the limited agreements of the Senior Representatives pursuant to Section 5.05 hereof, none of the Senior Representatives or the Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Debt Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Secured Parties and the Second Priority Debt Parties and shall not impose on the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 2.06. Certain Cash Collateral. Notwithstanding anything in this Agreement or any other Senior Debt Documents or Second Priority Debt Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure First Lien Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the First Lien Collateral Agent pursuant to Section 2.03(g), 2.04, 2.05, 2.17 or Article VIII of the First Lien Credit Agreement (or any equivalent successor provision) shall be applied as specified in the First Lien Credit Agreement and will not constitute Shared Collateral.

ARTICLE III

Enforcement

SECTION 3.01. Exercise of Remedies.

(a) So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) neither any Second Priority Representative nor any Second Priority Debt Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Shared Collateral or any other Senior Collateral by any Senior Representative or any Senior Secured Party in respect of the Senior Obligations, the exercise of any right by any Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Representative or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior Debt Documents or otherwise in respect of the Senior Collateral or the Senior Obligations, or (z) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Obligations and (ii) the Senior Representatives and the Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Debt Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the

Borrower or any other Grantor, any Second Priority Representative may file a claim or statement of interest with respect to the Second Priority Debt Obligations under its Second Priority Debt Facility, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Obligations or the rights of the Senior Representatives or the Senior Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) any Second Priority Representative and the Second Priority Secured Parties may exercise their rights and remedies as unsecured creditors, to the extent provided in Section 5.04, (D) the Second Priority Debt Parties may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Debt Parties or the avoidance of any Second Priority Lien to the extent not inconsistent with the terms of this Agreement, and (E) from and after the Second Priority Enforcement Date, the Designated Second Priority Representative may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure). In exercising rights and remedies with respect to the Senior Collateral, the Senior Representatives and the Senior Secured Parties may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion and without consultation with any Second Priority Representative or any other Second Priority Debt Party and regardless of whether any such exercise is adverse to the interest of any Second Priority Debt Party. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of Senior Obligations has not occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not, in the context of its role as secured creditor, take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral in respect of Second Priority Debt Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), the sole right of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Debt Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.01(a), (i) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that neither such Second Priority Representative nor any such Second Priority Debt Party will take any action that would hinder any exercise of remedies undertaken by any Senior Representative or any Senior Secured Party with respect to the Shared

Collateral under the Senior Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Debt Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Representatives or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Representative or any other Senior Secured Party is adverse to the interests of the Second Priority Debt Parties.

(d) Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Representatives or the Senior Secured Parties with respect to the Senior Collateral as set forth in this Agreement and the Senior Debt Documents.

(e) Subject to Section 3.01(a), the Designated Senior Representative shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of Senior Obligations, the Designated Second Priority Representative shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Priority Representative shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Debt Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section 3.01(e) shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Debt Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Second Priority Debt Parties or the Second Priority Debt Obligations.

SECTION 3.02. Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of Senior Obligations has occurred, it will not commence, or join with any Person (other than the Senior Secured Parties and the Senior Representatives upon the request of the Designated Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt Obligations.

SECTION 3.03. Actions upon Breach. Should any Second Priority Representative or any Second Priority Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, this Agreement shall create a rebuttable presumption and admission by such Second Priority Debt Party that any Senior Representative or other Senior Secured Party (in its or their own name or in the name of the Borrower or any other Grantor) or the Borrower may obtain (and any such Senior Representative or other Senior Secured Party may obtain) relief against such Second Priority Representative or such Second Priority Debt Party by injunction, specific performance or other appropriate equitable relief. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Facility, hereby (i) agrees that the Senior Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Borrower, any other Grantor or the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Representative or any other Senior Secured Party.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. After an event of default under any Senior Debt Document has occurred and until such event of default is cured or waived, so long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, the Shared Collateral or Proceeds thereof or any proceeds received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies shall be applied by the Designated Senior Representative to the Senior Obligations in such order as specified in the relevant Senior Debt Documents (including the First Lien Intercreditor Agreement) until the Discharge of Senior Obligations has occurred; provided, that any non-cash Shared Collateral or non-cash proceeds may be held by the applicable Senior Representative as Shared Collateral unless the failure to apply such amounts would be commercially unreasonable. Upon the Discharge of Senior Obligations, each applicable Senior Representative shall deliver promptly to the Designated Second Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Debt Obligations in such order as specified in the relevant Second Priority Debt Documents (including any Second Priority Pari Passu Intercreditor Agreement or Junior Lien Intercreditor Agreement, as applicable).

SECTION 4.02. Payments Over. Unless and until the Discharge of Senior Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, any Shared Collateral or Proceeds thereof received by any Second Priority Representative or any Second Priority Debt Party in connection with the exercise of any right or remedy (including setoff) relating to the Shared Collateral, in contravention of this Agreement or otherwise, shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Senior Representative for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated Senior Representative is hereby authorized to make any such endorsements as agent for each of the Second Priority Representatives or any such Second Priority Debt Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Other Agreements

SECTION 5.01. Releases.

(a) Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that: (1) in connection with any exercise of any Senior Representatives’ rights or remedies in respect of the Shared Collateral, in each case prior to the Discharge of Senior Obligations, such Senior Representative, for itself or on behalf of any of the Senior Secured Parties, releases any of its Liens on any part of the Shared Collateral or such Senior Representative, for itself or on behalf of any of the Senior Secured Parties releases any Grantor from its obligations under its guaranty of the Senior Obligations, then the Liens, if any, of each Second Priority Representative, for itself or for the benefit of the Second Priority Debt Parties, on such Shared Collateral, and the obligations of such Grantor under its guaranty of the Second Priority Debt Obligations, shall be automatically, unconditionally and simultaneously released, (2) if in connection with any exercise of any Senior Representatives’ remedies, in each case prior to the Discharge of Senior Obligations, the equity interests of any Person are foreclosed upon or otherwise disposed of and such Senior Representative releases its Lien on the property or assets of such Person then the Liens of each Second Priority Representative with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of such Senior Representative and (3) in the event of a sale, transfer or other disposition of any specified item of Shared Collateral (including all or substantially all of the equity interests of any subsidiary of the Borrower) other than a release granted upon or following the Discharge of Senior Obligations, the Liens granted to the Second Priority Representatives and the Second Priority Debt Parties upon such Shared Collateral to secure Second Priority Debt Obligations shall terminate and be released and any Grantor released from its obligations under its Guarantee of Senior Obligations released by a Senior Representative shall be released under its Guarantee of Second Priority Debt Obligations, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Senior Obligations; provided that, in the case of any such sale, transfer or other disposition of Shared Collateral (other than any sale, transfer or other disposition in connection with the enforcement or exercise of any rights or remedies with respect to the Shared Collateral), the Liens granted to the Second Priority Representatives and the Second Priority Debt Parties shall not be so released if such sale, transfer or other disposition is not permitted under the terms of any Second Priority Debt Document. Promptly upon delivery to a Second Priority Representative of a certificate from a Senior Representative or Grantor stating that any such termination and release of Liens securing the Senior Priority Debt Obligations will occur, each Second Priority Representative, for itself or on behalf of any Second Priority Debt Parties represented by it, shall execute and deliver, at the Borrower’s or the other Grantor’s sole cost and expense and without any representation or warranty, to the Senior Representatives or such Grantor such termination statements, releases and other documents (including documents which are corresponding second lien versions of termination statements, releases and other documents that the First Lien Collateral Agent delivers under the First Lien Credit Agreement to the extent applicable) so as to confirm the foregoing releases referred to in clauses (1) and (2) of the first sentence of this clause (a) when such releases occur. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Second Priority Representative, for itself and on behalf of the Second Priority Debt Parties under its Second Priority Debt Facility, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Debt Documents.

(b) Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility and until the Discharge of Senior Obligations has occurred (but subject to Section 5.06), hereby irrevocably constitutes and appoints the Designated Senior Representative and any officer or agent of the Designated Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Debt Party or in the Designated Senior Representative’s own name, from time to time in the Designated Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an event of default under any Senior Debt Document of proceeds of Shared Collateral to the repayment of Senior Obligations pursuant to the Senior Debt Documents; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Debt Parties to receive proceeds in connection with the Second Priority Debt Obligations not otherwise in contravention of this Agreement.

(d) Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a Senior Collateral Document and a Second Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated Senior Representative and any Second Priority Representative or Second Priority Debt Party, such Grantor may, until the applicable Discharge of Senior Obligations has occurred, comply with such requirement under the Second Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Representative. Until the Discharge of Senior Obligations occurs, to the extent that any Senior Representative or Senior Secured Parties (i) have released any Lien on Shared Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Grantor, then each Second Priority Representative, for itself and for the Second Priority Debt Parties represented by it, shall be granted a Lien on any such Shared Collateral, subject to the lien subordination provisions of this Agreement, and each Second Priority Representative, for itself and for the Second Priority Debt Parties represented by it, shall be granted an additional guaranty, as the case may be.

SECTION 5.02. Insurance and Condemnation Awards. Unless and until the Discharge of Senior Obligations has occurred, the Designated Senior Representative and the Senior Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under, and to the extent required by, the Senior Debt Documents, (a) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Grantor, (b) adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (c) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. Unless and until the Discharge of Senior Obligations has occurred, all proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Designated Senior Representative for the benefit of Senior Secured Parties pursuant to the terms of the Senior Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Debt Parties pursuant to the terms of the applicable Second Priority Debt Documents and (iii) third, if no Second Priority Debt Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Representative or any Second Priority Debt Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Senior Representative in accordance with the terms of Section 4.02.

SECTION 5.03. Amendments to Debt Documents.

(a) The Senior Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the Senior Debt Documents may be Refinanced, in each case, without the consent of any Second Priority Debt Party; provided, however, that, without the consent of the Designated Second Priority Representative, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement.

(b) Without the prior written consent of the Senior Representatives or unless permitted under the Senior Debt Documents, unless and until the Discharge of Senior Obligations has occurred, no Second Priority Debt Document may be amended, restated, supplemented or otherwise modified and no Indebtedness under the Second Priority Debt Documents may be Refinanced, to the extent such amendment, restatement, supplement or modification or Refinancing, or the terms of such new Second Priority Debt Document, would (i) contravene the provisions of this Agreement, (ii) change to earlier dates any scheduled dates for payment of principal (including the final maturity date) under such Second Priority Debt Document or of interest on Indebtedness under such Second Priority Debt Document, (iii) modify (or have the effect of a modification of) the mandatory prepayment provisions of the applicable Second Priority Debt Document for such Second Priority Debt Facility in a manner that would result in the weighted average life to maturity being less than the weighted average life to maturity of the Second Priority Debt under such Second Priority Debt Document prior to giving effect thereto or (iv) reduce the capacity to incur Indebtedness for borrowed money constituting Senior Obligations to an amount less than the aggregate principal amount of term loans and aggregate principal amount of revolving commitments, in each case, under the Senior Debt Documents on the day of any such amendment, restatement, supplement, modification or Refinancing; provided that the holders (and their representatives) of any such Refinancing indebtedness execute a Joinder Agreement or otherwise bind themselves in writing to the terms of this Agreement.

(c) Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that each Second Priority Collateral Document under its Second Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Designated Senior Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Second Priority Representative pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the First Lien/Second Lien Intercreditor Agreement referred to below), including liens and security interests granted to Citibank, N.A., as collateral agent, pursuant to or in connection with the Amended and Restated Credit Agreement, dated as of September 24, 2013 and as amended on February 5, 2015, among the Borrower, the lenders from time to time party thereto, Citibank, N.A., as administrative agent and collateral agent, and the other parties thereto, as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and (ii) the exercise of any right or remedy by the Second Priority Representative hereunder is subject to the limitations and provisions of the First Lien/Second Lien Intercreditor Agreement dated as of March 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), among Citibank, N.A., as First Lien Collateral Agent, U.S. Bank National Association, as Second Lien Collateral Agent, the Borrower and its subsidiaries and affiliated entities party thereto. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern.”

(d) In the event that each applicable Senior Representative and/or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Representatives, the Senior Secured Parties, the Borrower or any other Grantor thereunder (including the release of any Liens in Senior Collateral) in a manner that is applicable to all Senior Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Debt Party and without any action by any Second Priority Representative, the Borrower or any other Grantor; provided, however, that (i) no such amendment, waiver or consent shall (A) remove assets subject to the Second Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 5.01(a) and provided that there is a concurrent release of the corresponding Senior Liens or (B) amend, modify or otherwise affect the rights or duties of any Second Priority Representative in its role as Second Priority Representative without its prior written consent and (ii) written notice of such amendment, waiver or consent shall have been given to each Second Priority Representative promptly after the effectiveness of such amendment, waiver or consent.

(e) Upon the request of the Designated Senior Representative or Designated Second Priority Representative, the Borrower agrees to deliver to each of the Designated Senior Representative and the Designated Second Priority Representative copies of (i) any amendments, supplements or other modifications to the Senior Debt Documents or the Second Priority Debt Documents and (ii) any new Senior Debt Documents or Second Priority Debt Documents promptly after effectiveness thereof.

SECTION 5.04. Rights as Unsecured Creditors. The Second Priority Representatives and the Second Priority Debt Parties may exercise rights and remedies as unsecured creditors against the Borrower and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law so long as such rights and remedies do not violate any express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Debt Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt (i) is not the direct or indirect result of the exercise in contravention of this Agreement by a Second Priority Representative or any Second Priority Debt Party of rights or remedies as a secured creditor in respect of Shared Collateral or (ii) whether in contravention of this Agreement or not, does not have the effect of discharging the Lien of any Senior Representative or First Lien Collateral Agent on such Shared Collateral. In the event any Second Priority Representative or any Second Priority Debt Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt Obligations, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Representatives or the Senior Secured Parties may have with respect to the Senior Collateral.

SECTION 5.05. Gratuitous Bailee for Perfection.

(a) Each Senior Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Senior Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the applicable Senior Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the relevant Second Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b) Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Representatives and the Senior Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Debt Documents as if the Liens under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(c) The Senior Representatives and the Senior Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Debt Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Representatives under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.

(d) The Senior Representatives shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Debt Party, and each, Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives and releases the Senior Representatives from all claims and liabilities arising pursuant to the Senior Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(e) Upon the Discharge of Senior Obligations, each applicable Senior Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Party Representative is entitled to approve any awards granted in such proceeding. The Borrower and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Senior Representative for loss or damage suffered by such Senior Representative as a result of such transfer, except for loss or damage suffered by any such Person as a result of its own willful misconduct, gross negligence or bad faith. The Senior Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Debt Party in contravention of this Agreement.

(f) None of the Senior Representatives nor any of the other Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Borrower or any Subsidiary to any Senior Representative or any Senior Secured Party under the Senior Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06. When Discharge of Senior Obligations Deemed To Not Have Occurred. If, at any time substantially concurrently with or after the occurrence of the Discharge of Senior Obligations, the Borrower or any Subsidiary consummates any Refinancing of any Senior Obligations, then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations shall automatically be treated as a Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Senior Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall promptly (a) enter into such documents and agreements, including amendments or supplements to this Agreement, as the Borrower or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of a Senior Representative contemplated hereby, (b) deliver to such Senior Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Second Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (c) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Representative is entitled to approve any awards granted in such proceeding; provided that any reasonable costs or other expenses incurred in connection with clauses (a) to (d) above shall be the exclusive responsibility of the Grantors.

SECTION 5.07. Purchase Right. Without prejudice to the enforcement of the Senior Secured Parties remedies, the Senior Secured Parties agree that following (a) the acceleration of the Senior Obligations in accordance with the terms of the First Lien Credit Agreement or (b) the commencement of an Insolvency or Liquidation Proceeding (each, a “Purchase Event”), within thirty (30) days of the Purchase Event, one or more of the Second Priority Debt Parties may request, and the Senior Secured Parties hereby offer the Second Priority Debt Parties the option, to purchase all, but not less than all, of the aggregate amount of outstanding Senior Obligations (including unfunded commitments under any Senior Debt Document) outstanding at the time of purchase at par, plus any premium that would be applicable upon prepayment of the Senior Obligations and accrued and unpaid interest and fees (including breakage costs and, in the case of any secured hedging obligations, the amount that would be payable by the relevant Grantor thereunder if such Grantor were to terminate the hedge agreement in respect thereof on the date of the purchase or, if not terminated an amount determined by the relevant Senior Secured Party to be necessary to collateralize its credit risk arising out of such agreement and, if applicable, the cash collateral to be furnished to the Senior Secured Parties providing letters of credit under the Senior Debt Documents in such amounts (not to exceed 103% thereof) as such Senior Secured Party determines is reasonable necessary to secure such Senior Secured Party in connection with any such outstanding and undrawn letters of credit), without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption (as such term is defined in the First Lien Credit Agreement)). If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Second Priority Debt Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Senior Representative and the Second Priority Representative. If none of the Second Priority Debt Parties exercise such right, the Senior Secured Parties shall have no further obligations pursuant to this Section 5.07 for such Purchase Event and may take any further actions in their sole discretion in accordance with the Senior Debt Documents and this Agreement. Each Senior Secured Party will retain all rights to indemnification provided in the relevant Senior Debt Document for all claims and other amounts relating to period prior to the purchase of the Senior Obligations pursuant to this Section 5.07.

ARTICLE VI

Insolvency or Liquidation Proceedings.

SECTION 6.01. Financing Issues. Until the Discharge of Senior Obligations has occurred, if the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Representative or any Senior Secured Party shall desire to consent (or not object) to the sale, use or lease of cash or other collateral or to consent (or not object) to the Borrower’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will raise no objection to and will not otherwise contest (a) such sale, use or lease of such cash or other collateral, unless a Senior Representative or any other Senior Secured Party shall oppose or object to such use of cash collateral (in which case, no Second Priority Representative nor any other Second Priority Debt Party shall seek any relief in connection therewith that is inconsistent with the relief being sought by the Senior Secured Parties); (b) such DIP Financing, unless a Senior Representative or any other Senior Secured Party shall oppose or object to such DIP Financing, and, except to the extent permitted by Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Debt Obligations are so subordinated to Liens securing Senior Obligations under this Agreement, (y) any adequate protection Liens provided to the Senior Secured Parties, and (z) to any “carve-out” for professional and United States Trustee fees agreed to by the Senior Representatives; (c) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any Senior Representative or any other Senior Secured Party; (d) any exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law; (e) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Senior Collateral; or (f) any order relating to a sale or other disposition of assets of any Grantor to which any Senior Representative has consented or not objected that provides, to the extent such sale or other disposition is to be free and clear of Liens, that the Liens securing the Senior Obligations and the Second Priority Debt Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the Senior Obligations rank to the Liens on the Shared Collateral securing the Second Priority Debt Obligations pursuant to this Agreement. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that notice received two Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such financing shall be adequate notice. No Second Priority Debt Party may provide DIP Financing to the Borrower or any other Grantor secured by Liens equal or senior in priority to the Liens securing any Senior Obligations; provided, that if no Senior Secured Party offers to provide DIP Financing to the extent permitted under this Section 6.01 after the Borrower provides the Designated Senior Representative with an opportunity to provide such DIP Financing (and consults with the Designated Senior Representative for a reasonable period of time with respect to such DIP Financing), then a Second Priority Debt Party may seek to provide such DIP Financing secured by Liens equal or senior in priority to the Liens securing any Senior Obligations, and Senior Secured Parties may object thereto; provided, further, that such DIP Financing may not “roll-up” or otherwise include or refinance any pre-petition Second Priority Debt Obligations.

SECTION 6.02. Relief from the Automatic Stay. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Representative.

SECTION 6.03. Adequate Protection. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall (A) object, contest or support any other Person objecting to or contesting (a) any request by any Senior Representative or any Senior Secured Parties for

adequate protection, (b) any objection by any Senior Representative or any Senior Secured Parties to any motion, relief, action or proceeding based on any Senior Representative’s or Senior Secured Party’s claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts of any Senior Representative or any other Senior Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or (B) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, may seek or request adequate protection in the form of a replacement Lien or superpriority claim on such additional collateral, which (A) Lien is subordinated to the Liens securing all Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to the Liens securing Senior Obligations under this Agreement and (B) superpriority claim is subordinated to all superpriority claims of the Senior Secured Parties on the same basis as the other claims of the Second Priority Debt Parties are so subordinated to the claims of the Senior Secured Parties under this Agreement, (ii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Debt Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of additional or replacement collateral, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Debt Party under their Second Priority Debt Facilities, agree that each Senior Representative shall also be granted a senior Lien on such additional or replacement collateral as security for the Senior Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the Second Priority Debt Obligations shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Priority Debt Party pursuant to or as a result of any Lien on such additional or replacement collateral so granted to the Second Priority Debt Parties shall be subject to Section 4.02), and (iii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Debt Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a superpriority claim, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Debt Party under their Second Priority Debt Facilities, agree that each Senior Representative may also seek adequate protection in the form of a superpriority claim and that no Second Priority Debt Party shall contest the granting of such adequate protection in such form, which superpriority claim shall be senior to the superpriority claim of the Second Priority Debt

Parties (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Priority Debt Party pursuant to or as a result of any such superpriority claim so granted to the Second Priority Debt Parties shall be subject to Section 4.02).

SECTION 6.04. Preference Issues. If any Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05. Separate Grants of Security and Separate Classifications. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens by the Borrower and the other Grantors pursuant to the Senior Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt Obligations are fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. If it is held that any claims of the Senior Secured Parties and the Second Priority Debt Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Debt Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the Senior Debt Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the Second Priority Debt Obligations, and each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its

Second Priority Debt Facility, hereby acknowledges and agrees to turn over to the Designated Senior Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Debt Parties.

SECTION 6.06. No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Representative or any other Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Debt Party, including the seeking by any Second Priority Debt Party of adequate protection or the assertion by any Second Priority Debt Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

SECTION 6.07. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.08. Other Matters. To the extent that any Second Priority Representative or any Second Priority Debt Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, or such Second Priority Debt Party agrees not to assert any such rights without the prior written consent of each Senior Representative, provided that if requested by any Senior Representative, such Second Priority Representative shall timely exercise such rights in the manner requested by the Senior Representatives (acting unanimously), including any rights to payments in respect of such rights.

SECTION 6.09. 506(c) Claims. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

SECTION 6.10. Reorganization Securities.

(a) If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Obligations and the Second Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Second Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(b) No Second Priority Debt Party (whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement or otherwise impairs the repayment of the Senior Obligations (with impairment to be determined under Section 1124 of the Bankruptcy Code), other than with the prior written consent of the Designated Senior Representative or to the extent any such plan is proposed or supported by the number of Senior Secured Debt Parties required under Section 1126(d) of the Bankruptcy Code.

SECTION 6.11. Section 1111(b) of the Bankruptcy Code. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, shall not object to, oppose, support any objection, or take any other action to impede, the right of any Senior Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code.

SECTION 6.12. Post-Petition Interest.

(a) None of any Second Priority Representative or any other Second Priority Debt Party shall oppose or seek to challenge any claim by any Senior Representative, or any other Senior Secured Party for allowance in any Insolvency or Liquidation Proceeding of Senior Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Senior Representatives on behalf of the Senior Secured Parties on the Shared Collateral or any other Senior Secured Party’s Lien, without regard to the existence of the Liens of the Second Priority Representatives on behalf of the Second Priority Debt Parties on the Shared Collateral.

(b) None of any Senior Representative or any other Senior Secured Party shall oppose or seek to challenge any claim by any Second Priority Representative or any other Second Priority Debt Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Debt Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Second Priority Representatives on behalf of the Second Priority Debt Parties on the Shared Collateral (after taking into account the value of the Senior Obligations).

ARTICLE VII

Reliance; Etc.

SECTION 7.01. Reliance. All loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Secured Parties to the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that it and such Second Priority Debt Parties have, independently and without reliance on any Senior Representative or other Senior Secured Party, entered into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and in taking or not taking any action under the Second Priority Debt Documents or this Agreement they will continue to do so independently and without reliance on any Senior Representative or other Senior Secured Party.

SECTION 7.02. No Warranties or Liability . Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that neither any Senior Representative nor any other Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Senior Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Debt Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Representative nor any other Senior Secured Party shall have any duty to any Second Priority Representative or Second Priority Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Borrower or any Subsidiary (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Obligations, the Second Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

SECTION 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Debt Document or any Second Priority Debt Document;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Second Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Credit Agreement or any other Senior Debt Document or of the terms of the Second Lien Indenture or any other Second Priority Debt Document;

(c) any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Second Priority Debt Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to (i) the Borrower or any other Grantor in respect of the Senior Obligations (other than the Discharge of Senior Obligations subject to Sections 5.06 and 6.04) or (ii) any Second Priority Representative or Second Priority Debt Party in respect of this Agreement.

SECTION 7.04. No Waiver of Lien Priorities.

(a) No right of the Senior Secured Parties, the Senior Representatives or any of them to enforce any provision of this Agreement or any Senior Debt Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any Senior Secured Party or Senior Representative, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Debt Documents or any of the Second Priority Debt Documents, regardless of any knowledge thereof which any other Senior Representative, or any Senior Secured Party, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the other Grantors under the Senior Debt Documents and subject to the provisions of Section 5.03(a)), the Senior Secured Parties, the Senior Representatives, and any of them may, at any time and from time to time in accordance with the Senior Debt Documents and/or applicable law, without the consent of, or notice to, any Second Priority Representative or any other Second Priority Debt Party, without incurring any liabilities to any Second Priority Representative or any other Second Priority Debt Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Second Priority Representative, or any other Second Priority Debt Party is affected, impaired or extinguished thereby) do any one or more of the following:

(1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Senior Obligations or any Lien on any Shared Collateral or guaranty of any of the Senior Obligations or any liability of the Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Senior Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by any Senior Representative, or any of the other Senior Secured Parties, the Senior Obligations or any of the Senior Debt Documents;

(2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Shared Collateral or any liability of the Borrower or any other Grantor to any of the Senior Secured Parties or the Senior Representatives, or any liability incurred directly or indirectly in respect thereof;

(3) settle or compromise any Senior Obligation or any other liability of the Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Senior Obligations) in any manner or order; and

(4) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any other Grantor or any other Person or any security, and elect any remedy and otherwise deal freely with the Company, any other Grantor or any Shared Collateral and any security and any guarantor or any liability of the Borrower or any other Grantor to the Senior Secured Parties or any liability incurred directly or indirectly in respect thereof.

(c) Except as otherwise expressly provided herein, each Second Priority Representative, on behalf of itself and the Second Priority Debt Parties represented by it, also agrees that the Senior Secured Parties and the Senior Representatives shall have no liability to such Second Priority Representative, or any such Second Priority Debt Parties, and such Second Priority Representative, on behalf of itself and the Second Priority Debt Parties represented by it, hereby waives any claim against any Senior Secured Party or any Senior Representative arising out of any and all actions which the Senior Secured Parties or any Senior Representative may take or permit or omit to take with respect to:

(1) the Senior Debt Documents (other than this Agreement);

(2) the collection of the Senior Obligations; or

(3) the foreclosure upon, or sale, liquidation or other disposition of, any Shared Collateral.

Each Second Priority Representative, on behalf of itself and the Second Priority Debt Parties represented by it, agrees that the Senior Secured Parties and the Senior Representatives have no duty to them in respect of the maintenance or preservation of the Shared Collateral, the Senior Obligations or otherwise.

Until the Discharge of Senior Obligations, each Second Priority Representative on behalf of itself and the Second Lien Indenture Secured Parties represented by it, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to any Shared Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Conflicts.

(a) In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the relative rights and obligations of the Senior Secured Collateral Agent, the Senior Representatives and the Senior Secured Parties (as amongst themselves) with respect to any Senior Collateral shall be governed by the terms of the First Lien Intercreditor Agreement and in the event of any conflict between the First Lien Intercreditor Agreement and this Agreement as to such relative rights and obligations, the provisions of the First Lien Intercreditor Agreement shall control.

(b) The parties hereto acknowledge that the secured creditor relationship between different classes of Second Priority Debt Obligations may be governed separately from this Agreement, including by a Second Priority Pari Passu Intercreditor Agreement and/or a Junior Lien Intercreditor Agreement. Notwithstanding the foregoing, the parties hereto acknowledge and agree that this Agreement shall govern the secured creditor relationship between the Senior Obligations, on the one hand, and the Second Priority Debt Obligations, on the other hand, and that in the event of any conflict between the terms of this Agreement and that of an intercreditor agreement governing the rights among different classes of Second Priority Debt (including any Second Priority Pari Passu Intercreditor Agreement or Junior Lien Intercreditor Agreement), this Agreement shall control.

SECTION 8.02. Continuing Nature of this Agreement; Severability. This is a continuing agreement of Lien subordination, and the Senior Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Debt Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Subsidiary constituting Senior Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. All references to the Borrower or any other Grantor shall include the Borrower or such Grantor as debtor and debtor in possession and any receiver, trustee or similar person for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a) with respect to any Senior Representative, the Senior Secured Parties represented by it and their Senior Obligations, on the date on which no Senior Obligations of such Senior Secured Parties are any longer secured by, and no longer required to be secured by, any of the Senior Representatives pursuant to the terms of the applicable Shared Collateral, subject to the rights of the Senior Secured Parties under Section 6.03; and

(b) with respect to any Second Priority Representative, the Second Priority Debt Parties represented by it and their Second Priority Debt Obligations, on the date on which no Second Priority Debt Obligations of such Second Priority Debt Parties are any longer secured by, and no longer required to be secured by, any of the Shared Collateral pursuant to the terms of the applicable Second Priority Debt Documents.

SECTION 8.03. Amendments; Waivers.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of, or otherwise materially adversely affects, the Borrower or any Grantor (which for avoidance of doubt includes Sections 5.01, 5.03, 5.05, 6.01 and Article VIII hereof), shall require the consent of the Borrower. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Secured Parties and the Second Priority Debt Parties and their respective successors and assigns.

(c) Notwithstanding the foregoing, without the consent of any Secured Party (and with respect to any amendment or modification which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of the Borrower or any other Grantor, with the consent of the Borrower), any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, such Representative and the Secured Parties and Senior Obligations or Second Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

(d) Notwithstanding anything in this Agreement to the contrary, it is understood and agreed that each Senior Representative and Second Priority Representative then party to this Agreement, without the consent of any other Senior Secured Party or any other Second Priority Debt Party, may enter into a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) (i) to facilitate having Additional Senior Debt or Additional Second Priority Debt or other obligations of any of the Grantors become Senior Obligations or Second Priority Debt Obligations, as the case may be, under this Agreement, including, without limitation, an amendment to the definition of “Senior Obligations” to increase the amount of obligations included thereunder, (ii) to give effect to any amendments in connection with a Refinancing of Senior Obligations or Second Priority Obligations, as applicable or (iii) to effectuate the subordination of Liens granted pursuant to Sections 7.01(t) and (w) of the First Lien Credit Agreement or the corresponding provisions of the Second Lien Indenture (or in each case any Refinancing thereof) to the Liens on the Shared Collateral securing the Senior Obligations; provided, that any such supplemental agreement is not prohibited by the Senior Debt Documents and the Second Priority Debt Documents then extant in accordance with the terms thereof and a certificate of a Responsible Officer delivered to the applicable Representatives certifying such compliance shall be conclusive and such Representatives may rely thereon without further inquiry and shall be fully protected in doing so; and provided, further, that the applicable Senior Representative and Second Priority Representative shall execute and deliver such supplemental agreement at the other’s request and such supplemental agreement may contain additional intercreditor terms applicable solely to the holders of such Additional Senior Debt or Additional Second Priority Debt vis-à-vis the holders of the relevant obligations hereunder.

SECTION 8.04. Information Concerning Financial Condition of the Borrower and the Subsidiaries. None of the Senior Representatives and the Senior Secured Parties, on the one hand, and the Second Priority Representatives and the Second Priority Debt Parties, on the other hand, shall have any duty to inform the other parties of (a) the financial condition of the Borrower and the Subsidiaries and all endorsers or guarantors of the Senior Obligations or the Second Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Second Priority Debt Obligations. The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Representative, any Senior Secured Party, any Second Priority Representative or any Second Priority Debt Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.05. Subrogation. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred.

SECTION 8.06. Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Debt Documents. Except as otherwise provided herein, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Lien that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 8.07. Additional Grantors. The Borrower agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Second Priority Representative and the Designated Senior Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 8.08. Dealings with Grantors. Upon any application or demand by the Borrower or any Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), at the request of such Representative, the Borrower or such Grantor, as appropriate, shall furnish to such Representative a certificate of an Authorized Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

SECTION 8.09. Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of the then extant Senior Debt Documents and Second Priority Debt Documents, the Borrower or any Restricted Subsidiary permitted under the Debt Facilities may incur or issue and sell one or more series or classes of Additional Second Priority Debt and one or more series or classes of Additional Senior Debt. Any such additional class or series of Second Priority Debt (the “Second Priority Class Debt”) may be secured by a junior priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Second Priority Class Debt, if and subject to the condition that the Representative of any such Second Priority Class Debt (each, a “Second Priority

Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph. Any such additional class or series of Senior Facilities (the “Senior Class Debt”; and the Senior Class Debt and Second Priority Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the relevant Senior Collateral Documents, if and subject to the condition that the Representative of any such Senior Class Debt (each, a “Senior Class Debt Representative”; and the Senior Class Debt Representatives and Second Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Senior Class Debt (such Representative and holders in respect of any such Senior Class Debt being referred to as the “Senior Class Debt Parties; and the Senior Class Debt Parties and Second Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph and becomes a party to the First Lien Intercreditor Agreement in accordance with the terms thereof.

In order for a Class Debt Representative to become a party to this Agreement:

(i) such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (if such Representative is a Second Priority Class Debt Representative) or Annex III (if such Representative is a Senior Class Debt Representative) (with such changes as may be reasonably approved by the Designated Senior Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative constitutes Additional Senior Debt Obligations or Additional Second Priority Debt Obligations, as applicable, and the related Class Debt Parties become subject hereto and bound hereby as Additional Senior Debt Parties or Additional Second Priority Debt Parties, as applicable;

(ii) the Borrower (a) shall have delivered to the Designated Senior Representative an Officer’s Certificate identifying the obligations to be designated as Additional Senior Debt Obligations or Additional Second Priority Debt Obligations, as applicable, and the initial aggregate principal amount or face amount thereof and certifying that such obligations are permitted to be incurred and secured (I) in the case of Additional Senior Debt Obligations, on a senior basis under each of the Senior Debt Documents and (II) in the case of Additional Second Priority Debt Obligations, on a junior or subordinate basis under each of the Second Priority Debt Documents and (b) if requested, shall have delivered true and complete copies of each of the Second Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct by an authorized officer of the Borrower; and

(iii) the Second Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt shall provide that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

SECTION 8.10. Refinancings. The Senior Debt Obligations and the Second Priority Debt Obligations may be refinanced or replaced, in whole or in part along with any Permitted Refinancing Increase, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing or replacement transaction under any Senior Debt Document or any Second Priority Debt Document) of any Senior Representative or any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof (it is understood that the foregoing shall in no way be interpreted to limit the ability of any Loan Party to undertake any refinancing or replacement transaction otherwise permitted by the Senior Debt Documents and Second Priority Debt Documents). Without limiting the application or effectiveness of Section 5.06, the Second Priority Representative hereby agrees that at the request of the Borrower in connection with refinancing or replacement of Senior Obligations (“Replacement Senior Obligations”) it will promptly enter into an agreement in form and substance reasonably acceptable to the Second Priority Representative with the agent for the Replacement Senior Obligations containing terms and conditions substantially similar to the terms and conditions of this Agreement.

SECTION 8.11. Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York or the United States of America located in the Borough of Manhattan, City of New York, and appellate courts from any thereof;

(b) consents and agrees that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.12; and

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law.

SECTION 8.12. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i) if to the Borrower or any Grantor, to the Borrower, at its address at:

Peabody Energy Corporation

Attn: Chief Financial Officer

701 Market Street, St. Louis, MO 63101-1826

Telephone: (314) 342 - 7742

Facsimile: (314) 342-7597

with a copy to the Chief Legal Officer at the same address

(ii) if to the First Lien Collateral Agent, to it at:

Citi Global Loans

115 Brett Road, Ops III

New Castle, DE 19720

Attention: Agency Department

Telephone: (302) 894-6010

Facsimile: (212) 994-0961

Electronic Mail: agencyabtfsupport@citi.com

(iii) if to the Second Lien Collateral Agent to it at:

U.S. Bank National Association

Goodwin Square

225 Asylum Street, 23rd Floor

EX CT SS

Hartford, Connecticut 06103

Attention: Philip G. Kane, Jr.

Telephone: (860) 241-6842

Facsimile: (860) 241 - 6881

Electronic Mail: philip.kanejr@usbank.com

(iv) if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

SECTION 8.13. Further Assurances. Each Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Debt Facility for which it is acting, each Second Party Representative, on behalf of itself, and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.14. GOVERNING LAW; WAIVER OF JURY TRIAL.

(A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 8.15. Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties, the Borrower, the other Grantors party hereto and their respective successors and assigns.

SECTION 8.16. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 8.17. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.18. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Credit Agreement Secured Parties have appointed the First Lien Collateral Agent as collateral agent pursuant to the First Lien Credit Agreement on behalf of the First Lien Credit Agreement Secured Parties and the First Lien Collateral Agent represents and warrants that it has duly accepted such appointment. The Borrower and the other Grantors have appointed the Second Lien Collateral Agent as collateral agent pursuant to the Second Lien Indenture on behalf of the Second Lien Indenture Secured Parties and the Second Lien Collateral Agent represents and warrants that it has duly accepted such appointment.

SECTION 8.19. No Third Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the Senior Obligations and the Second Priority Debt Obligations as and when the same shall become due and payable in accordance with their terms. Except for Sections 5.01, 5.03, 5.05, 6.01 and Article VIII hereof, neither the Borrower nor any other Grantor shall have any rights hereunder.

SECTION 8.20. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

SECTION 8.21. Collateral Agent and Representative. It is understood and agreed that (a) the First Lien Collateral Agent is entering into this Agreement in its capacity as collateral agent under the First Lien Credit Agreement and the provisions of Article IX of the First Lien Credit Agreement applicable to the Collateral Agent (as defined therein) thereunder shall also apply to the First Lien Collateral Agent hereunder and (b) the Second Lien Collateral Agent is entering into this Agreement in its capacity as collateral agent under the Second Lien Indenture and the provisions of Article XII of the Second Lien Indenture applicable to the Collateral (as defined therein) thereunder shall also apply to the Second Lien Collateral Agent hereunder.

SECTION 8.22. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 8.23. Certain Notices to the Designated Second Priority Representative. The Borroweer agrees to give the Designated Second Priority Representative reasonable notice of the occurrence of the Discharge of Senior Obligations.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CITIBANK, N.A., as First Lien Collateral Agent

By:	/s/ Christopher Wood
Name: Christopher Wood
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	/s/ Philip G. Kane, Jr.
Name: Philip G. Kane, Jr.
Title: Vice President

[Signature page to First Lien/Second Lien Intercreditor Agreement]

PEABODY ENERGY CORPORATION, as Borrower

By:	/s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

[Signature page to First Lien/Second Lien Intercreditor Agreement]

SUBSIDIARY GUARANTORS

American Land Development, LLC	Delaware
American Land Holdings of Colorado, LLC	Delaware
American Land Holdings of Illinois, LLC	Delaware
American Land Holdings of Indiana, LLC	Delaware
American Land Holdings of Kentucky, LLC	Delaware
American Land Holdings of New Mexico, LLC	Delaware
American Land Holdings of West Virginia, LLC	Delaware
Arid Operations Inc.	Delaware
Big Ridge, Inc.	Illinois
Black Hills Mining Company, LLC	Illinois
BTU Western Resources, Inc.	Delaware
Caballo Grande, LLC	Delaware
Caseyville Dock Company, LLC	Delaware
Central States Coal Reserves of Illinois, LLC	Delaware
Central States Coal Reserves of Indiana, LLC	Delaware
Century Mineral Resources, Inc.	Illinois
Coal Reserve Holding Limited Liability Company No. 1	Delaware
COALSALES II, LLC	Delaware
Colorado Yampa Coal Company	Delaware
Conservancy Resources, LLC	Delaware
Cottonwood Land Company	Delaware
Cyprus Creek Land Company	Delaware
Cyprus Creek Land Resources, LLC	Delaware
Dyson Creek Coal Company, LLC	Delaware
Dyson Creek Mining Company, LLC	Delaware
El Segundo Coal Company, LLC	Delaware
Empire Land Holdings, LLC	Delaware
Falcon Coal Company, LLC	Indiana
Francisco Equipment Company, LLC	Delaware
Francisco Land Holdings Company, LLC	Delaware
Francisco Mining, LLC	Delaware
Gallo Finance Company	Delaware
Gold Fields Chile, LLC	Delaware
Gold Fields Mining, LLC	Delaware
Gold Fields Ortiz, LLC	Delaware
Hayden Gulch Terminal, LLC	Delaware
Henderson Coal Reserves, LLC	Delaware
Highwall Mining Services Company	Delaware
Hillside Recreational Lands, LLC	Delaware
HMC Mining, LLC	Delaware

[Signature page to First Lien/Second Lien Intercreditor Agreement]

Illinois Land Holdings, LLC	Illinois
Independence Material Handling, LLC	Delaware
James River Coal Terminal, LLC	Delaware
Juniper Coal Company	Delaware
Kayenta Mobile Home Park, Inc.	Delaware
Kentucky Syngas, LLC	Delaware
Lively Grove Energy, LLC	Delaware
Lively Grove Energy Partners, LLC	Delaware
Marigold Electricity, LLC	Delaware
Midco Supply and Equipment Corporation	Illinois
Midwest Coal Acquisition Corp.	Delaware
Midwest Coal Reserves of Illinois, LLC	Delaware
Midwest Coal Reserves of Indiana, LLC	Delaware
Moffat County Mining, LLC	Delaware
Mustang Energy Company, L.L.C.	Delaware
New Mexico Coal Resources, LLC	Delaware
NM Equipment Company, LLC	Delaware
Pacific Export Resources, LLC	Delaware
Peabody America, Inc.	Delaware
Peabody Archveyor, L.L.C.	Delaware
Peabody Arclar Mining, LLC	Indiana
Peabody Bear Run Mining, LLC	Delaware
Peabody Bear Run Services, LLC	Delaware
Peabody Caballo Mining, LLC	Delaware
Peabody Cardinal Gasification, LLC	Delaware
Peabody COALSALES, LLC	Delaware
Peabody COALTRADE, LLC	Delaware
Peabody COALTRADE International (CTI), LLC	Delaware
Peabody Colorado Operations, LLC	Delaware
Peabody Colorado Services, LLC	Delaware
Peabody Coulterville Mining, LLC	Delaware
Peabody Development Company, LLC	Delaware
Peabody Electricity, LLC	Delaware
Peabody Employment Services, LLC	Delaware
Peabody Energy Generation Holding Company	Delaware
Peabody Energy Investments, Inc.	Delaware
Peabody Energy Solutions, Inc.	Delaware
Peabody Gateway North Mining, LLC	Delaware
Peabody Gateway Services, LLC	Delaware
Peabody Holding Company, LLC	Delaware
Peabody Illinois Services, LLC	Delaware
Peabody Indiana Services, LLC	Delaware

[Signature page to First Lien/Second Lien Intercreditor Agreement]

Peabody International Investments, Inc.	Delaware
Peabody International Services, Inc.	Delaware
Peabody Investments Corp.	Delaware
Peabody Magnolia Grove Holdings, LLC	Delaware
Peabody Midwest Management Services, LLC	Delaware
Peabody Midwest Mining, LLC	Indiana
Peabody Midwest Operations, LLC	Delaware
Peabody Midwest Services, LLC	Delaware
Peabody Natural Gas, LLC	Delaware
Peabody Natural Resources Company	Delaware
Peabody New Mexico Services, LLC	Delaware
Peabody Operations Holding, LLC	Delaware
Peabody Powder River Mining, LLC	Delaware
Peabody Powder River Operations, LLC	Delaware
Peabody Powder River Services, LLC	Delaware
Peabody PowerTree Investments, LLC	Delaware
Peabody Recreational Lands, L.L.C.	Delaware
Peabody Rocky Mountain Management Services, LLC	Delaware
Peabody Rocky Mountain Services, LLC	Delaware
Peabody School Creek Mining, LLC	Delaware
Peabody Services Holdings, LLC	Delaware
Peabody Southwest, LLC	Delaware
Peabody Terminal Holding Company, LLC	Delaware
Peabody Terminals, LLC	Delaware
Peabody Trout Creek Reservoir LLC	Delaware
Peabody Twentymile Mining, LLC	Delaware
Peabody Venezuela Coal Corp.	Delaware
Peabody Venture Fund, LLC	Delaware
Peabody-Waterside Development, L.L.C.	Delaware
Peabody Western Coal Company	Delaware
Peabody Wild Boar Mining, LLC	Delaware
Peabody Wild Boar Services, LLC	Delaware
Peabody Williams Fork Mining, LLC	Delaware
Peabody Wyoming Gas, LLC	Delaware
Peabody Wyoming Services, LLC	Delaware
PEC Equipment Company, LLC	Delaware
Point Pleasant Dock Company, LLC	Delaware
Pond River Land Company	Delaware
Porcupine Production, LLC	Delaware
Porcupine Transportation, LLC	Delaware

[Signature page to First Lien/Second Lien Intercreditor Agreement]

Riverview Terminal Company	Delaware
Sage Creek Land & Reserves, LLC	Delaware
School Creek Coal Resources, LLC	Delaware
Shoshone Coal Corporation	Delaware
Star Lake Energy Company, L.L.C.	Delaware
Sugar Camp Properties, LLC	Indiana
Thoroughbred Generating Company, LLC	Delaware
Thoroughbred Mining Company, L.L.C.	Delaware
Twentymile Coal, LLC	Delaware
Twentymile Holdings, LLC	Delaware
West Roundup Resources, LLC	Delaware
Wild Boar Equipment Company, LLC	Delaware
Wild Boar Land Holdings Company, LLC	Delaware

By:	/s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

Big Sky Coal Company	Delaware

By:	/s/ Brian R. Cropper
Name: Brian R. Cropper
Title: Treasurer

Peabody Sage Creek Mining, LLC	Delaware

By:	/s/ Douglas D. Loucks
Name: Douglas D. Loucks
Title: Treasurer

Peabody Western Coal Company	Delaware

By:	/s/ Eric J. Baltz
Name: Eric J. Baltz
Title: Treasurer

Sage Creek Holdings, LLC	Delaware

By:	/s/ Robert A. Fenley
Name: Robert A. Fenley
Title: Treasurer

Seneca Coal Company, LLC	Delaware

By:	/s/ Kurt A. Jones
Name: Kurt A. Jones
Title: Treasurer

[Signature page to First Lien/Second Lien Intercreditor Agreement]

[FORM OF] SUPPLEMENT NO. [            ] dated as of [            ], 201[ ], to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of March 16, 2015 (the “First Lien/Second Lien Intercreditor Agreement”), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “ Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), CITIBANK, N.A., as First Lien Collateral Agent under the First Lien Credit Agreement, U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent under the Second Lien Indenture, and the additional Representatives from time to time party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

B. The Grantors have entered into the First Lien/Second Lien Intercreditor Agreement. Pursuant to the First Lien Credit Agreement, the Second Lien Indenture, certain Additional Senior Debt Documents, and certain Additional Second Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Borrower are required to enter into the First Lien/Second Lien Intercreditor Agreement. Section 8.07 of the First Lien/Second Lien Intercreditor Agreement provides that such Subsidiaries may become party to the First Lien/Second Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the First Lien Credit Agreement, the Second Lien Indenture, the Additional Second Priority Debt Documents and Additional Senior Debt Documents.

Accordingly, the Designated Senior Representative and the New Subsidiary Grantor agree as follows:

SECTION 1. In accordance with Section 8.07 of the First Lien/Second Lien Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Grantor. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Designated Senior Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

Annex I-1

SECTION 4. Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.12 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as specified in the First Lien/Second Lien Intercreditor Agreement.

SECTION 8. The Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative as required by the applicable Senior Debt Documents.

Annex I-2

IN WITNESS WHEREOF, the New Grantor, and the Designated Senior Representative have duly executed this Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY GRANTOR]

By:
Name:
Title:

Acknowledged by:

[ ], as Designated Senior Representative

By:
Name:
Title:

[ ], as Designated Second Priority Representative

By:
Name:
Title:

Annex I-3

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [__] dated as of [            ], 20[ ] to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of March 16, 2015 (the “First Lien/Second Lien Intercreditor Agreement”), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), CITIBANK, N.A., as First Lien Collateral Agent under the First Lien Credit Agreement, U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent under the Second Lien Indenture, and the additional Representatives from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

B. As a condition to the ability of the Borrower to incur Second Priority Class Debt after the date of the First Lien/Second Lien Intercreditor Agreement and to secure such Second Priority Class Debt with the Second Priority Lien and to have such Second Priority Class Debt guaranteed by the Grantors, in each case under and pursuant to the Second Priority Collateral Documents relating thereto, the Second Priority Class Debt Representative in respect of such Second Priority Class Debt is required to become a Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 8.09 of the First Lien/Second Lien Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement as Additional Second Priority Debt Obligations and Additional Second Priority Debt Parties, respectively, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the First Lien/Second Lien Intercreditor Agreement. The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated Senior Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.09 of the First Lien/Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement as Additional Second Priority Debt Obligations and Additional Second Priority Debt Parties, respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a Second Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Priority Debt Parties. Each reference to a “Representative” or “Second Priority Representative” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

Annex II-1

SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as Second Priority Debt Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.12 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative as required by the applicable Senior Debt Documents.

Annex II-2

IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name: Title:

Address for notices:

Attention of:
Telecopy:

[ ], as Designated Senior Representative

By:
Name: Title:

Annex II-3

Acknowledged by:

PEABODY ENERGY CORPORATION

By:
Name:
Title:

[SUBSIDIARY GRANTORS]

By:
Name:
Title:

Annex II-4

Schedule I to the

Representative Supplement to the

First Lien/Second Lien Intercreditor Agreement

Grantors

[                    ]

Annex II-5

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [ ] dated as of [            ], 20[ ] to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of March 16, 2015 (the “First Lien/Second Lien Intercreditor Agreement”), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), CITIBANK, N.A., as First Lien Collateral Agent under the First Lien Credit Agreement, U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent under the Second Lien Indenture, and the additional Representatives from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

B. As a condition to the ability of the Borrower to incur Senior Class Debt after the date of the First Lien/Second Lien Intercreditor Agreement and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Senior Collateral Documents relating thereto, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 8.09 of the First Lien/Second Lien Intercreditor Agreement provides that such Senior Class Debt Representative may become a Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement as Additional Senior Debt Obligations and Additional Senior Debt Parties, respectively, pursuant to the execution and delivery by the Senior Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the First Lien/Second Lien Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated Senior Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.09 of the First Lien/Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement as Additional Senior Debt Obligations and Additional Senior Debt Parties, respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a Senior Representative and to the Senior Class Debt Parties that it represents as Senior Debt Parties. Each reference to a “Representative” or “Senior Representative” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

Annex III-1

SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Senior Debt Documents relating to such Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as Senior Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.12 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative as required by the applicable Senior Debt Documents.

Annex III-2

IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name: Title:

Address for notices:

Attention of:
Telecopy:

[ ], as Designated Senior Representative

By:
Name: Title:

Annex III-3

Acknowledged by:

PEABODY ENERGY CORPORATION

By:
Name:
Title:

[SUBSIDIARY GRANTORS]

By:
Name:
Title:

Annex III-4

Schedule I to the

Representative Supplement to the

First Lien/Second Lien Intercreditor Agreement

Grantors

[                    ]

Annex III-5